Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MIND Technology, Inc. (the “Company”) on Form 10-K for the annual period ended January 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert P. Capps, President and Chief Executive Officer of the Company, and Mark A. Cox, Chief Financial Officer and Vice President of Finance and Accounting of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark A. Cox
Mark A. Cox
Chief Financial Officer and Vice President of Finance and Accounting
(Principal Financial Officer)
April 29, 2022